Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc. (the Funds)

Supplement dated January 14, 2019 to the currently effective Statements of Additional Information (SAI)

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The Boards of Directors/Trustees of the Funds have appointed Christian J. Kelly to serve as the Treasurer and Principal Financial and Accounting Officer for each of the Funds, effective as of January 15, 2019. Mr. Kelly replaces Brian D. Nee.   Part I of each SAI is hereby revised by including the following information with respect to Mr. Kelly in the officer biography table and by deleting the information with respect to Mr. Nee:

Name, Address, Age Position with the Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Christian J. Kelly (43) Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

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